UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 _______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2011
_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

NEVADA	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11-2, Jalan 26/70A, Desa Sri Hartamas
50480 Kuala Lumpur, Malaysia
(Address of principal executive offices) (Zip Code)

+603 6201 3198
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2011, the Company’s wholly owned subsidiary, Union Hub Technology Sdn. Bhd., a company formed under the laws of Malaysia (“Union Hub”), entered into employment agreements with each of Weng Kung Wong, Liong Tat Teh and Sek Fong Wong, its Chief Executive Officer, Chief Financial Officer and Corporate Secretary, respectively (collectively, the “New Employment Agreements”).  The New Employment Agreements are retroactively effective July 1, 2011, and supersede and replace the prior employment agreements made by the executive officers and Prime Global Capital Group Incorporated on April 21, 2011.  Since the corporate headquarters of the Company and Union Hub and the executive officers are domiciled in Malaysia, management believes that it is in the best interest of the Company for Union Hub to enter into the New Employment Agreements, which are governed under Malaysian law and contain terms and conditions common under Malaysian practice.

Pursuant to the terms of the New Employment Agreements, each of Messrs. Wong and Teh and Ms. Wong will receive the annual base salary set forth below:

Name	Annual Salary
Weng Kung Wong	MYR$340,560
Liong Tat Teh	MYR$124,800
Sek Fong Wong	MYR$46,200

Each employee may terminate his or her respective employment agreement by giving two months prior written notice or, in lieu of such notice, electing to immediately terminate and receive a sum equal to two months salary.  Union Hub may terminate each New Employment Agreement by giving 24 hours prior written notice in the event of any gross misconduct, criminal activities committed by the employee, or serious default or breach by the employee of any terms of his or her respective employment agreement or the rules and regulations of Union Hub.

Each executive officer also executed a noncompetition and nondisclosure agreement containing non-solicitation obligations that survive the termination of the agreement for a period of two years, confidentiality obligations and other obligations relating to employee inventions on the part of executive.

The foregoing descriptions of the New Employment Agreements are qualified in their entirety by reference to such agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Letter of Appointment, effective July 1, 2011, by and between Union Hub Technology Sdn. Bhd. and Weng Kung Wong.
10.2	Letter of Appointment, effective July 1, 2011, by and between Union Hub Technology Sdn. Bhd. and Liong Tat Teh.
10.3	Letter of Appointment, effective July 1, 2011, by and between Union Hub Technology Sdn. Bhd. and Sek Fong Wong.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: July 19, 2011

	By:	/s/ Liong Tat Teh
Liong Tat Teh
Chief Financial Officer